SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                           SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934


Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[_]  Soliciting Material Under Rule 14a-12

                         ALL-AMERICAN TERM TRUST INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)  Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

------------------------------------------------------------------------------

                         ALL-AMERICAN TERM TRUST INC.

                               ----------------

                                   NOTICE OF
                        ANNUAL MEETING OF SHAREHOLDERS
                                 May 18, 2000

                               ----------------

TO THE SHAREHOLDERS:

  The annual meeting of shareholders of All-American Term Trust Inc. ("Trust") will be held on May 18, 2000 at 10:00 a.m., Eastern time, at 1285 Avenue of the Americas, 14th Floor, New York, New York 10019 for the following purposes:

    (1) To elect ten (10) directors to serve until the annual meeting of shareholders in 2001, or until their successors are elected and qualified;

    (2) To ratify the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending January 31, 2001; and

    (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

  You are entitled to vote at the meeting and any adjournments thereof if you owned Trust shares at the close of business on March 16, 2000. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                                          By order of the board of directors,

                                          Dianne E. O'Donnell
                                          Secretary

March 31, 2000
51 West 52nd Street
New York, New York 10019-6114


                            YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

   Please indicate your voting instructions on the enclosed proxy card, date and sign it, and return it in the envelope provided. If you sign, date and return the proxy card but give no voting instructions, your shares will be voted "FOR" the nominees for director named in the attached proxy statement and "FOR" all other proposals noticed above. In order to avoid the additional expense to the Trust of further solicitation, we ask your cooperation in mailing in your proxy card promptly.

                     INSTRUCTIONS FOR SIGNING PROXY CARDS

  The following general guidelines for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

  1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

  2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

  3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                               VALID SIGNATURE
            ------------                               ---------------
      Corporate Accounts
       (1) ABC Corp. .......................... ABC Corp.
                                                John Doe, Treasurer
       (2) ABC Corp. .......................... John Doe, Treasurer
       (3) ABC Corp. c/o John Doe, Treasurer... John Doe
       (4) ABC Corp. Profit Sharing Plan....... John Doe, Trustee
      Partnership Accounts
       (1) The XYZ Partnership................. Jane B. Smith, Partner
       (2) Smith and Jones, Limited
        Partnership............................ Jane B. Smith, General Partner
      Trust Accounts
       (1) ABC Trust Account................... Jane B. Doe, Trustee
       (2) Jane B. Doe, Trustee u/t/d
        12/18/78............................... Jane B. Doe
      Custodial or Estate Accounts
       (1) John B. Smith, Cust. f/b/o John B.
         Smith, Jr. UGMA/UTMA.................. John B. Smith
       (2) Estate of John B. Smith............. John B. Smith, Jr., Executor

                         ALL-AMERICAN TERM TRUST INC.
                              51 WEST 52ND STREET
                         NEW YORK, NEW YORK 10019-6114

                               ----------------

                                PROXY STATEMENT

                               ----------------

           ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 18, 2000

  This statement is furnished to the shareholders of All-American Term Trust Inc. ("Trust") in connection with the board of directors' solicitation of proxies to be used at the annual meeting of the shareholders of the Trust to be held on May 18, 2000, or any adjournment or adjournments thereof. This proxy statement and the related proxy card will first be mailed to shareholders on or about March 31, 2000.

  A majority of the shares outstanding on March 16, 2000, represented in person or by proxy, must be present for the transaction of business at the meeting. In the event that a quorum is not present at the annual meeting, or if a quorum is present at the annual meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the annual meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the annual meeting in person or by proxy. The persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against such adjournment. A shareholder vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

  Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment but will have no effect on Proposals 1 and 2, for which the required vote is a plurality and majority, respectively, of the votes cast.

  The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you give no voting instructions, your shares will be voted FOR the ten nominees for directors named herein and FOR the remaining proposals described in this proxy statement. You may revoke any proxy card by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, your revocation must be received by the Trust prior to the meeting and must indicate your name and account number. In addition, if you attend the meeting in person you may, if you wish, vote by ballot at the meeting, thereby cancelling any proxy previously given.

  As of the record date, March 16, 2000, the Trust had 13,706,667 shares of common stock outstanding. The solicitation of proxies, the cost of which will be borne by the Trust, will be made primarily by mail but also may include telephone or oral communications by regular employees of Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") or PaineWebber Incorporated ("PaineWebber"), who will not receive any compensation therefor from the Trust. Management does not know of any person who owns beneficially 5% or more of the shares of the Trust. Each full share of the Trust outstanding is entitled to one vote and each fractional share of the Trust outstanding is entitled to a proportionate share of one vote.

  Mitchell Hutchins serves as the Trust's investment adviser and administrator. Mitchell Hutchins is a wholly owned asset management subsidiary of PaineWebber, which is a wholly owned subsidiary of Paine Webber Group Inc. ("PW Group"), a publicly held financial services holding company. The principal business address of each of PaineWebber and PW Group is 1285 Avenue of the Americas, New York, New York 10019. The principal business address of Mitchell Hutchins is 51 West 52nd Street, New York, New York 10019-6114.

  The Trust's annual report containing financial statements for the fiscal year ended January 31, 2000 is being mailed to shareholders concurrently with this proxy statement.

                       PROPOSAL 1. ELECTION OF DIRECTORS

  Proposal 1 relates to the election of directors of the Trust. Management proposes the election of the ten nominees named in the table below. Each nominee, including those who are not "interested persons" of the Trust as that term is defined by the Investment Company Act of 1940 ("1940 Act") ("Independent Directors"), has indicated his or her willingness to serve if elected. If elected, each nominee will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. Unless you give contrary instructions on the enclosed proxy card, your shares will be voted FOR the election of the ten nominees. If any of the nominees should withdraw or otherwise become unavailable for election, your shares will be voted FOR such other nominee or nominees as management may recommend.

  Mr. Bewkes has served as a director from the Trust's inception except for a brief period in 1993. Messrs. Armstrong and Burt have served as directors of the Trust since May 18, 1995. Other than Mr. Storms, each of the other directors was first elected to the board on April 11, 1996. On May 13, 1999, the board increased the number of board members to ten and appointed Mr. Storms to fill the vacancy created by the expansion. Directors shall be elected by the affirmative vote of a plurality of the votes cast for the election of directors, present in person or by proxy and entitled to vote thereon, provided a quorum is present. If each of the ten nominees is elected, they will constitute the entire board of directors of the Trust. None of the current directors and executive officers (22 persons) beneficially owned any shares of the Trust on February 29, 2000.

                                     PRESENT POSITION WITH THE                SHARES OWNED
                                 TRUST; BUSINESS EXPERIENCE DURING           BENEFICIALLY ON
      NOMINEE; AGE              PAST FIVE YEARS; OTHER DIRECTORSHIPS       FEBRUARY 29, 2000**
      ------------              ------------------------------------       -------------------
Margo N. Alexander*; 53   Director and president. Mrs. Alexander is                 --
                          chairman (since March 1999), chief executive
                          officer and a director of Mitchell Hutchins
                          (since January 1995) and an executive vice
                          president and a director of PaineWebber (since
                          March 1984). Mrs. Alexander is president and a
                          director or trustee of 31 investment companies
                          for which Mitchell Hutchins, PaineWebber or one
                          of their affiliates serves as investment
                          adviser.

Richard Q. Armstrong; 64  Director. Mr. Armstrong is chairman and                   --
                          principal of R.Q.A. Enterprises (management
                          consulting firm) (since

                                     PRESENT POSITION WITH THE                SHARES OWNED
                                 TRUST; BUSINESS EXPERIENCE DURING           BENEFICIALLY ON
      NOMINEE; AGE              PAST FIVE YEARS; OTHER DIRECTORSHIPS       FEBRUARY 29, 2000**
      ------------              ------------------------------------       -------------------
                          April 1991 and principal occupation since March
                          1995). Mr. Armstrong was chairman of the board,
                          chief executive officer and co-owner of
                          Adirondack Beverages (producer and distributor
                          of soft drinks and sparkling/still waters)
                          (October 1993-March 1995). He was a partner of
                          The New England Consulting Group (management
                          consulting firm) (December 1992-September 1993).
                          He was managing director of LVMH U.S.
                          Corporation (U.S. subsidiary of the French
                          luxury goods conglomerate, Louis Vuitton Moet
                          Hennessey Corporation) (1987-1991) and chairman
                          of its wine and spirits subsidiary, Schieffelin
                          & Somerset Company (1987-1991). Mr. Armstrong is
                          also a director or trustee of 30 investment
                          companies for which Mitchell Hutchins,
                          PaineWebber or one of their affiliates serves as
                          investment adviser.

E. Garrett Bewkes, Jr.*;  Director and Chairman of the board of directors.          --
 73                       Mr. Bewkes is a director of PW Group (holding
                          Company of PaineWebber and Mitchell Hutchins).
                          Prior to December 1995, he was a consultant to
                          PW Group. Prior to 1988, he was chairman of the
                          board, president and chief executive officer of
                          American Bakeries Company. Mr. Bewkes is a
                          director of Interstate Bakeries Corporation. Mr.
                          Bewkes is a director or trustee of 34 investment
                          companies for which Mitchell Hutchins,
                          PaineWebber or one of their affiliates serves as
                          investment adviser.

Richard R. Burt; 53       Director. Mr. Burt is chairman of IEP Advisors,           --
                          LLP (international investments and consulting
                          firm) (since March 1994) and a partner of
                          McKinsey & Company (management consulting firm)
                          (since 1991). He is also a director of Archer-
                          Daniels-Midland Co. (agricultural commodities),
                          Hollinger International Co. (publishing),
                          Homestake Mining Corp. (gold mining). He is also
                          chairman of Weirton Steel Corp. (makes and
                          finishes steel products) (since April 1996) and
                          vice chairman of Anchor Gaming (provides
                          technology to gaming and wagering industry)
                          (since July 1999). He was the chief negotiator
                          in the Strategic Arms Reduction Talks with the
                          former Soviet Union (1989-1991) and the U.S.
                          Ambassador to the Federal Republic of Germany
                          (1985-1989). Mr. Burt is a director or trustee
                          of 30 investment companies for which Mitchell
                          Hutchins, PaineWebber or one of their affiliates
                          serves as investment adviser.

                                  Present Position with the                Shares Owned
                              Trust; Business Experience During           Beneficially on
    Nominee; Age             Past Five Years; Other Directorships       February 29, 2000**
    ------------             ------------------------------------       -------------------
Mary C. Farrell*; 50   Director. Ms. Farrell is a managing director,             --
                       senior investment strategist and member of the
                       Investment Policy Committee of PaineWebber. Ms.
                       Farrell joined PaineWebber in 1982. She is a
                       member of the Financial Women's Association and
                       Women's Economic Roundtable and appears as a
                       regular panelist on Wall $treet Week with
                       Louis Rukeyser. She also serves on the
                       Board of Overseers of New York University's
                       Stern School of Business. Ms. Farrell is a
                       director or trustee of 29 investment companies
                       for which Mitchell Hutchins, PaineWebber or one
                       of their affiliates serves as investment
                       adviser.

Meyer Feldberg; 58     Director. Mr. Feldberg is Dean and Professor of          --
                       Management of the Graduate School of Business,
                       Columbia University. Prior to 1989, he was
                       president of the Illinois Institute of
                       Technology. Dean Feldberg is also a director of
                       Primedia Inc. (publishing), Federated Department
                       Stores, Inc. (operator of department stores) and
                       Revlon, Inc. (cosmetics). Dean Feldberg is a
                       director or trustee of 33 investment companies
                       for which Mitchell Hutchins, PaineWebber or one
                       of their affiliates serves as investment
                       adviser.

George W. Gowen; 70    Director. Mr. Gowen is a partner in the law firm         --
                       of Dunnington, Bartholow & Miller. Prior to May
                       1994, he was a partner in the law firm of Fryer,
                       Ross & Gowen. Mr. Gowen is a director or trustee
                       of 33 investment companies for which Mitchell
                       Hutchins, PaineWebber or one of their affiliates
                       serves as investment adviser.

Frederic V. Malek; 63  Director. Mr. Malek is chairman of Thayer                --
                       Capital Partners (merchant bank) and chairman of
                       Thayer Hotel Investors II and Lodging
                       Opportunities Fund (hotel investment
                       partnerships). From January 1992 to November
                       1992, he was campaign manager of Bush-Quayle
                       '92. From 1990 to 1992, he was vice chairman
                       and, from 1989 to 1990, he was president of
                       Northwest Airlines Inc. and NWA Inc. (holding
                       company of Northwest Airlines Inc.). Prior to
                       1989, he was employed by the Marriott
                       Corporation (hotels, restaurants, airline
                       catering and contract feeding), where he most
                       recently was an executive vice president and
                       president of Marriott Hotels and Resorts. Mr.
                       Malek is also a director of Aegis
                       Communications, Inc. (tele-services), American
                       Management Systems, Inc. (management

                                 Present Position with the                Shares Owned
                             Trust; Business Experience During           Beneficially on
    Nominee; Age            Past Five Years; Other Directorships       February 29, 2000**
    ------------            ------------------------------------       -------------------
                      consulting and computer related services),
                      Automatic Data Processing, Inc. (computing
                      services), CB Richard Ellis, Inc. (real estate
                      services), FPL Group, Inc. (electric services),
                      Global Vacation Group (packaged vacations),
                      HCR/Manor Care, Inc. (health care), SAGA
                      Systems, Inc. (software company) and Northwest
                      Airlines Inc. Mr. Malek is a director or trustee
                      of 30 investment companies for which Mitchell
                      Hutchins, PaineWebber or one of their affiliates
                      serves as investment adviser.

Carl W. Schafer; 64   Director. Mr. Schafer is president of the                 --
                      Atlantic Foundation (charitable foundation
                      supporting mainly oceanographic exploration and
                      research). He is a director of Labor Ready, Inc.
                      (temporary employment), Roadway Express, Inc.
                      (trucking), The Guardian Group of Mutual Funds,
                      The Harding, Loevner Funds, E.I.I. Realty Trust
                      (investment company), Evans Systems, Inc. (motor
                      fuels, convenience store and diversified
                      company), Electronic Clearing House, Inc.
                      (financial transactions processing), Frontier
                      Oil Corporation and Nutraceutix, Inc.
                      (biotechnology company). Prior to January 1993,
                      he was chairman of the Investment Advisory
                      Committee of the Howard Hughes Medical
                      Institute. Mr. Schafer is a director or trustee
                      of 30 investment companies for which Mitchell
                      Hutchins, PaineWebber or one of their affiliates
                      serves as investment adviser.

Brian M. Storms*; 45  Director. Mr. Storms is president and chief operating officer of Mitchell Hutchins (since
                      March 1999). Mr. Storms was president of
                      Prudential Investments (1996-1999). Prior to joining Prudential he was a managing director at Fidelity Investments. Mr. Storms is a director or trustee of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

--------
 * Mrs. Alexander, Mr. Bewkes, Ms. Farrell and Mr. Storms are "interested persons" of the Trust, as defined in the 1940 Act, by virtue of their positions with Mitchell Hutchins, PaineWebber and/or PW Group.
** Unless otherwise stated, as of the date indicated, each director had sole voting and investment power of any shares owned.

  The board of directors of the Trust met six times during the fiscal year ended January 31, 2000. Other than Ms. Farrell, each director attended 75% or more of the board meetings during the last fiscal year. The Audit and Contract Review Committee ("ACR Committee") of the board currently consists of Messrs. Armstrong, Burt, Feldberg, Gowen, Malek and Schafer. The ACR Committee has established a sub-committee that periodically reviews the contractual and audit arrangements for the Trust and reports back to the full ACR Committee. Messrs. Burt, Feldberg and Schafer are members of this sub-committee. Each member of the Trust's ACR Committee is also a member of a similar committee established by the boards of other investment companies for which Mitchell Hutchins or PaineWebber serves as investment adviser and also may be a member of a sub-committee established by another fund's audit and contract review committee. The duties of the ACR Committee are: (a) to review the financial and accounting policies of the Trust, including internal accounting control procedures, and to review reports prepared by the Trust's independent auditor's, including reports on the Trust's financial statements;
(b) to review and recommend approval or disapproval of audit and non-audit services and the fees charged for such services; (c) to evaluate the independences of the independent auditors and to recommend whether to retain such independent auditors for the next fiscal year; and (d) to report to the board and make such recommendations as it deems necessary. The ACR Committee and the related sub-committee each met once during the fiscal year ended January 31, 2000. Each member of the ACR Committee and sub-committee attended those meetings.

  The board does not have a standing nominating or compensation committee. The Trust pays the Independent Directors $1,000 annually and up to $150 for each board meeting and for each separate meeting of a board committee. The chairmen of the audit and contract review committees of individual funds within the PaineWebber fund complex each receive additional annual compensation aggregating $15,000 annually from the relevant funds. Directors of the Trust who are "interested persons" as defined in the 1940 Act receive no compensation from the Trust. Directors are reimbursed for any expenses incurred in attending meetings.

  Each director will be subject to mandatory retirement at the end of the year in which he or she becomes 72 years old. The board has waived this requirement with respect to Mr. Bewkes for the next year. The table below includes certain information relating to the compensation of the Trust's directors.

                              COMPENSATION TABLE+

                                                                       TOTAL
                                                                   COMPENSATION
                                                       AGGREGATE     FROM THE
                                                      COMPENSATION TRUST AND THE
                                                          FROM         FUND
NAME OF PERSON, POSITION                               THE TRUST*    COMPLEX**
------------------------                              ------------ -------------
Richard Q. Armstrong, Director.......................    $1,780      $104,650
Richard R. Burt, Director............................     1,780       102,850
Meyer Feldberg, Director.............................     2,432       119,650
George W. Gowen, Director............................     1,780       119,650
Fredric V. Malek, Director...........................     1,780       104,650
Carl W. Schafer, Director............................     1,750       104,650

--------
 + Only independent members of the board are compensated by the Trust and identified above; directors who are "interested persons," as defined by the 1940 Act, do not receive compensation.
 * Represents fees paid to each director during the fiscal year ended January 31, 2000.
** Represents total compensation paid to each director by 31 investment companies (34 in the case of Messrs. Feldberg and Gowen) for which Mitchell Hutchins, PaineWebber or one of their affiliates served as investment adviser during the twelve months ended December 31, 1999; no fund within the complex has a bonus, pension, profit sharing or retirement plan.

               PROPOSAL 2. RATIFICATION OF SELECTION OF AUDITORS

  The Trust's financial statements for the fiscal year ended January 31, 2000, were audited by Ernst & Young LLP ("Ernst & Young"), independent auditors. In addition, Ernst & Young prepares the Trust's federal and state annual income tax returns.

  The board of directors of the Trust has selected Ernst & Young as the independent auditors for the Trust for the fiscal year ending January 31, 2001, subject to ratification by shareholders of the Trust at the annual meeting. Ernst & Young has been the Trust's independent auditors since its inception in March 1993. The ratification of Ernst & Young as independent auditors is to be voted upon at the annual meeting, and it is intended that the persons named in the accompanying proxy will vote FOR such ratification unless contrary instructions are given. Ernst & Young has informed the Trust that it has no material direct or indirect financial interest in the Trust. The affirmative vote of the holders of a majority of the shares of the Trust cast at the annual meeting is required for ratification, provided a quorum is present.

  Representatives of Ernst & Young are not expected to be present at the meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                              EXECUTIVE OFFICERS

  Officers of the Trust are appointed by the directors and serve at the pleasure of the board. None of the Trust's officers currently receives any compensation from the Trust. The executive officers of the Trust, in addition to Mrs. Alexander (about whom information is given previously), are:

  JULIEANNA BERRY, age 36, vice president of the Trust (appointed April 1996). Ms. Berry is a first vice president and a portfolio manager of Mitchell Hutchins. Ms. Berry is a vice president of two investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  JAMES F. KEEGAN, age 39, vice president of the Trust (appointed April 1996). Mr. Keegan is a senior vice president and a portfolio manager of Mitchell Hutchins. Prior to March 1996, he was director of fixed income strategy and research of Merrion Group, L.P. Mr. Keegan is a vice president of six investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  JOHN J. LEE, age 31, vice president and assistant treasurer of the Trust (appointed May 1998). Mr. Lee is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to September 1997, he was an audit manager in the financial services practice of Ernst & Young. Mr. Lee is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  DENNIS MCCAULEY, age 53, vice president of the Trust (appointed September
1995). Mr. McCauley is a managing director and chief investment officer-fixed income of Mitchell Hutchins. Prior to December 1994, he was director of fixed income investments of IBM Corporation. Mr. McCauley is a vice president of 22 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  ANN E. MORAN, age 42, vice president and assistant treasurer of the Trust (appointed June 1993). Ms. Moran is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Ms. Moran is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  DIANNE E. O'DONNELL, age 47, vice president and secretary of the Trust (appointed November 1992). Ms. O'Donnell is a senior vice president and deputy general counsel of Mitchell Hutchins. Ms. O'Donnell is a vice president and secretary of 30 investment companies and a vice president and assistant secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  EMIL POLITO, age 39, vice president of the Trust (appointed September 1996). Mr. Polito is a senior vice president and director of operations and control for Mitchell Hutchins. Mr. Polito is a vice president of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  VICTORIA E. SCHONFELD, age 49, vice president of the Trust (appointed May
1994). Ms. Schonfeld is a managing director and general counsel of Mitchell Hutchins since May 1994 and a senior vice president of PaineWebber since July 1995. Ms. Schonfeld is a vice president of 30 investment companies and a vice president and secretary of one investment company for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  PAUL H. SCHUBERT, age 37, vice president (appointed September 1994) and treasurer (appointed May 1997) of the Trust. Mr. Schubert is a senior vice president and the director of the mutual fund finance department of Mitchell Hutchins. Mr. Schubert is a vice president and treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  BARNEY A. TAGLIALATELA, age 39, vice president and assistant treasurer of the Trust (appointed May 1997). Mr. Taglialatela is a vice president and a manager of the mutual fund finance department of Mitchell Hutchins. Prior to February 1995, he was a manager of the mutual fund finance division of Kidder Peabody Asset Management, Inc. Mr. Taglialatela is a vice president and assistant treasurer of 31 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  MARK A. TINCHER, age 44, vice president of the Trust (appointed September
1995). Mr. Tincher is a managing director and chief investment officer-- equities of Mitchell Hutchins. Prior to March 1995, he was a vice president and directed the U.S. funds management and equity research areas of Chase Manhattan Private Bank. Mr. Tincher is a vice president of 12 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

  KEITH A. WELLER, age 38, vice president and assistant secretary of the Trust (appointed September 1995). Mr. Weller is a first vice president and associate general counsel of Mitchell Hutchins. Prior to May 1995, he was an attorney with the law firm of Brown & Wood. Mr. Weller is a vice president and assistant secretary of 30 investment companies for which Mitchell Hutchins, PaineWebber or one of their affiliates serves as investment adviser.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  The Trust is not aware of any outstanding report required to be filed pursuant to Section 16(a) of the Securities Exchange Act of 1934.

                             SHAREHOLDER PROPOSALS

  Any shareholder who wishes to submit proposals to be considered at the Trust's 2001 annual meeting of shareholders should send such proposals to the Trust at 51 West 52nd Street, New York, New York 10019-6114. In order to be considered at that meeting, shareholder proposals must be received by the Trust no later than December 1, 2000 and must satisfy the other requirements of the federal securities laws.

                                OTHER BUSINESS

  Management knows of no business to be presented at the meeting other than the matters set forth in this proxy statement, but should any other matter requiring a vote of shareholders arise, the proxies will vote thereon according to their best judgment in the interest of the Trust.

                                          By order of the board of directors,

                                          Dianne E. O'Donnell
                                          Secretary

March 31, 2000

       It is important that you execute and return your proxy promptly.

--------------------------------------------------------------------------------

      ALL-AMERICAN
      TERM TRUST INC.

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                                                    ALL-AMERICAN
                                                                 TERM TRUST INC.

--------------------------------------------------------------------------------

              -----------------------------------------------------------------

                                                                Notice of
                                                                Annual Meeting
                                                                to be held on
                                                                May 18, 2000
                                                                and
                                                                Proxy Statement

              -----------------------------------------------------------------
Proxy
Statement

                          ALL-AMERICAN TERM TRUST INC.
             NOTICE OF ANNUAL MEETING OF SHAREHOLDERS - MAY 18, 2000

The undersigned hereby appoints as proxies Andrew S. Novak and Robyn Green and each of them (with power of substitution) to vote for the undersigned all shares of common stock of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. UNLESS INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF ALL-AMERICAN TERM TRUST INC.


                             YOUR VOTE IS IMPORTANT

Please date and sign this proxy on the reverse side and return it in the enclosed envelope to:

PFPC Inc.,P.O. Box 9426,Wilmington,DE 19809-9938. PFPC Inc. has been engaged to forward the enclosed proxy material and to tabulate proxies by mail.

PLEASE INDICATE YOUR VOTE BY AN "X" IN THE APPROPRIATE BOX BELOW. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR".

1. ELECTION OF DIRECTORS: (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST] BELOW AND MARK CENTER BOX TO RIGHT).

Margo N. Alexander, Richard Q. Armstrong, E. Garrett Bewkes, Jr., Richard R. Burt, Mary C. Farrell, Meyer Feldberg, George W. Gowen, Frederic V. Malek, Carl
W. Schafer, Brian Storms.

[ ]  FOR ALL     OR     [ ] FOR ALL EXCEPT         OR           [ ] WITHHOLD

 2. To ratify the selection of Ernst & Young LLP as the Trust's independent auditors for the fiscal year ending January 31, 2001.


[ ]  FOR                [ ] AGAINST                              [ ] ABSTAIN

                   Continued and to be signed on reverse side

This proxy will not be voted unless it is dated and signed exactly as instructed below.

     If shares are held by an individual, sign your name exactly as it appears on this card. If shares are held jointly,either party may sign, but the name of the party signing should conform exactly to the name shown on this proxy card. If shares are held by a corporation, partnership or similar account, the name and the capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:"ABC Corp., John Doe, Treasurer."

                                           Sign exactly as name appears hereon.


       __________________________________________________________________(L.S.)

       __________________________________________________________________(L.S.)

      Date _____________________________________________________________, 2000